                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                         FILE NO.
---------------                  ----------------------
Variable Separate Account        002-86837 / 811-03859
                                 033-47473 / 811-03859
                                 333-25473 / 811-03859
                                 333-55740 / 811-03859
                                 333-58234 / 811-03859
                                 333-102906 / 811-03859
                                 333-58314 / 811-03859
                                 333-66114 / 811-03859
                                 333-91860 / 811-03859
                                 333-65118 / 811-03859
                                 333-134869 / 811-03859
                                 333-137895 / 811-03859
                                 333-137887 / 811-03859
                                 333-137873 / 811-03859
                                 333-137892 / 811-03859
                                 333-137867 / 811-03859
                                 333-144000 / 811-03859
                                 333-147006 / 811-03859
                                 333-157199 / 811-03859

Variable Annuity Account One     033-32569 / 811-04296

Variable Annuity Account Two     033-81472 / 811-08626

Variable Annuity Account Four    033-86642 / 811-08874

Variable Annuity Account Five    333-08859 / 811-07727
                                 333-67685 / 811-07727
                                 333-66106 / 811-07727
                                 333-64338 / 811-7727
                                 333-92396 / 811-07727
                                 333-134870 / 811-07727
                                 333-137860 / 811-07727
                                 333-137864 / 811-07727
                                 333-137866 / 811-07727
                                 333-137827 / 811-07727
                                 333-147007 / 811-07727
                                 333-147676 / 811-07727

Variable Annuity Account Seven   333-63511 / 811-09003
                                 333-65965 / 811-09003
                                 333-137862 / 811-09003
                                 333-137882 / 811-09003

Variable Annuity Account Nine    333-90328 / 811-21096
                                 333-90324 / 811-21096
                                 333-88414 / 811-21096
                                 333-89468 / 811-21096



/s/ JAY S. WINTROB                       Chief Executive Officer &       April 23, 2009
----------------------------------               Director
JAY S. WINTROB                         (Principal Executive Officer)


/s/ MICHAEL J. AKERS                             Director                April 23, 2009
----------------------------------
MICHAEL J. AKERS


                                POWER OF ATTORNEY


/s/ N. SCOTT GILLIS                       Senior Vice President,         April 23, 2009
----------------------------------   Chief Financial Officer & Director
N. SCOTT GILLIS                        (Principal Financial Officer)


/s/ JANA W. GREER                                Director                April 23, 2009
----------------------------------
JANA W. GREER


/s/ CHRISTOPHER J. SWIFT                         Director                April 23, 2009
----------------------------------
CHRISTOPHER J. SWIFT


/s/ STEWART R. POLAKOV                    Senior Vice President &        April 23, 2009
----------------------------------              Controller
STEWART R. POLAKOV                    (Principal Accounting Officer)


                                 Page 2 of 2